UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K/A
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 26, 2007
Illumina, Inc.
(Exact name of registrant as specified in its charter)
000-30361
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	33-0804655 (I.R.S. Employer Identification No.)
9885 Towne Centre Drive, San Diego, CA 92121
(Address of principal executive offices) (Zip code)
(858) 202-4500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 99.1

Item 9.01 Financial Statements and Exhibits.
     (b) Pro forma financial information.
The unaudited pro forma condensed financial statements required by this Item 9.01(b) are attached hereto as Exhibit 99.1.
     (d) Exhibits.

Exhibit number	Description

99.1
Illumina, Inc. and Solexa, Inc. Unaudited Pro Forma Combined Condensed Statement of Operations for the six months ended July 1, 2007 and related Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLUMINA, INC.
Date: August 13, 2007	By:	/s/ Christian O. Henry
Christian O. Henry
Senior Vice President and Chief Financial Officer